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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 2004


                           COVANTA ENERGY CORPORATION
                                 ---------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                         1-3122                13-5549268
          -----------                     ----------           ---------------
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


                                  40 LANE ROAD
                           FAIRFIELD, NEW JERSEY 07004
                          -----------------------------

                   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
    NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                                 (973) 882-9000
                                ----------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



             -------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 4.  CHANGE IN ACCOUNTANTS.

         Following the acquisition of Covanta Energy Corporation ("Covanta") by Danielson Holding Corporation ("Danielson"), on March 30, 2004, the Board of Directors of Covanta, upon recommendation of the Audit Committee of Covanta's sole stockholder, Danielson, which committee also serves as Covanta's Audit Committee, determined to replace Covanta's independent auditors, Deloitte & Touche LLP ("Deloitte & Touche"), and to engage the services of Ernst & Young LLP ("Ernst & Young"), Danielson's current independent auditors, as its new independent auditors. The change in auditors will become effective immediately.


         During the two most recent fiscal years of Covanta ended December 31, 2003 and 2002 and through the date of this Current Report on Form 8-K, there were no disagreements between Covanta and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Deloitte & Touche's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.


         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of Covanta ended December 31, 2003 and 2002 or through the date of this Current Report on Form 8-K.


         The audit reports of Deloitte & Touche on the consolidated financial statements of Covanta for the fiscal years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included explanatory paragraphs with respect to Covanta's adoption of Statements of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations", No. 142, "Goodwill and Other Intangible Assets", No. 144, "Accounting for Impairment or Disposal of Long-Lived Assets" and No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended, and the uncertainty of Covanta continuing as a going concern and that such financial statements did not reflect or provide for the consequences of Covanta's bankruptcy proceedings. A letter from Deloitte & Touche is attached hereto as Exhibit 16.1.


         During the two most recent fiscal years ended December 31, 2003 and 2002, and through March 30, 2004 (the date Ernst & Young was appointed), Covanta did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements - Not Applicable

(b)      Pro Forma Financial Information - Not Applicable

(c)      Exhibits

         Exhibit No.       Exhibit
         ----------        -------

         16.1 Letter of Deloitte & Touche LLP regarding change in certifying accountant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 30, 2004

COVANTA ENERGY CORPORATION
(Registrant)



By:      /s/ Timothy J. Simpson
         ------------------------------
Name:    Timothy J. Simpson,
Title:   Senior Vice President, General
         Counsel and Secretary



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                           COVANTA ENERGY CORPORATION

                                  EXHIBIT INDEX

         Exhibit No.       Exhibit
         -----------       -------

         16.1 Letter of Deloitte & Touche LLP regarding change in certifying accountant.